UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Personalis, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

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Your Vote Counts! PERSONALIS, INC. 2023 Annual Meeting Vote by May 16, 2023 11:59 PM ET PERSONALIS, INC. 6600 DUMBARTON CIRCLE FREMONT, CA 94555 V11356-P89112 You invested in PERSONALIS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2023. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 17, 2023 9:00 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/PSNL2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Olivia Bloom For 02) Dr. Woodrow Myers, Jr. For 2. Ratification of the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. For 3. Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the proxy statement. For NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V11357-P89112